SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  ____)

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MILLENNIUM INDIA ACQUISITION COMPANY, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Millennium India Acquisition Company, Inc. (the “Fund”) will be held at the offices of SMC Group, at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005, on Monday, October 22, 2012, at 10:00 a.m. local time, for the following purposes:

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To elect five Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

    2.   To transact such other business as may properly come before the meeting, or any  adjournment or adjournments thereof.

     Stockholders of record at the close of business on August 1, 2012 will be entitled to receive notice of and to vote at the meeting.

New York, New York August 8, 2012

By order of the Board

/s/ Suhel Kanuga

Suhel Kanuga

President

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

PROXY STATEMENT

Annual Meeting of Stockholders to be held on Monday, October 22, 2012

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Millennium India Acquisition Company, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Monday, October 22, 2012 at 10:00 a.m., at the offices of SMC Group located at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Stockholders of record at the close of business on August 1, 2012, are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting.  This proxy statement and proxy card may be delivered by regular mail or email, depending on fulfillment arrangements in place as of the record date.

        In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given.  A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered.  As of August 1, 2012, the Fund had outstanding the following number of voting shares:

Common Stock:	8,219,875 shares

     It is estimated that proxy materials will be mailed to stockholders of record on or about August 8, 2012. The principal executive office of the Fund is located at 330 E. 38th Street, New York, New York 10016. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788 or by calling (631) 470-2644.

 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 22, 2012: This proxy statement and copies of the Fund’s most recent Annual Report to Stockholders are available at http://www.sec.gov.

PROPOSAL 1: ELECTION OF DIRECTORS

     It is proposed that stockholders of the Fund consider the election of five Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund.

Gul Asrani	Thomas Mathew
F. Jacob Cherian	C.P. Krishnan Nair
Suhel Kanuga

     Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee, his ownership of Fund shares and other relevant information, is set forth on Exhibit A hereto.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy-holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Two of the Nominees, Messrs. Kanuga and Cherian, are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The remaining three Nominees are “disinterested” or “independent.” As independent directors of investment companies, the three disinterested Directors play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund, its officers and service providers. The following table presents information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is in care of the Fund at 330 E. 38th Street, New York, New York 10016.

     The Fund has standing audit, nominating compensation and pricing committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is attached as an Exhibit to the proxy statement.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. A copy of the Fund’s Nominating and Compensation Committee Charter is attached as Exhibit D to the proxy statement.  In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating and Compensation Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, 330 E. 38th Street, New York, New York 10016, and including information regarding the recommended nominee as specified in the Nominating and Compensation Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a pricing committee comprised of the Fund’s officers and independent directors, whose function is to assist in valuing the Fund’s investments.

     The Fund’s audit committee met twice and its nominating committee met once during the fiscal year ended December 31, 2011. The Fund’s compensation and pricing committees met two times during the Fund’s last fiscal year.

     The Fund reimburses Directors for their expenses. The Fund pays remuneration to its officers and Directors, but does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended December 31, 2011 is disclosed in Exhibit A hereto.

Quorum and Required Vote

     The holders of a majority of the Fund’s issued and outstanding stock constitutes a quorum, whether in person or by proxy.  Where a quorum is present, the election of a Nominee requires the affirmative vote of a majority of votes cast at the Fund’s meeting for the election of Directors.

INFORMATION REGARDING

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on February 28, 2012, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified and approved the selection of J. H. Cohn LLP (“JHC”) as the Fund’s independent auditors for the fiscal year ending December 31, 2012. JHC, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization.

No material concerns were reported to the Audit Committee or Fund management by the auditors during the course of the audit and the preparation of the audited financial statements for the Fund’s 2011 Annual Report to Stockholders. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2011, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the committee’s report is attached as Exhibit B to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to JHC in the Fund’s last two fiscal years.  All services provided by JHC were pre-approved as required.

Fund
Audit Fees[1]	$20,000/ $20,700
Audit-Related Fees[1]	$0.00/$0.00

1 For the Fund’s fiscal years ended December 31, 2010/December 31, 2011.

Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of JHC’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining JHC’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining JHC’s independence.

Other Service Providers

Gemini Fund Services, LLC, located at 450 Wireless Blvd, Hauppauge, New York 111788, serves as the Fund’s administrator and accountant.

First National Bank of Omaha located at 1620 Dodge Street, Stop 1080, Omaha, NE 68197, acts as Custodian for the assets of the Fund.

American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, NY  11219 serves as the Fund’s Transfer Agent.

Voting Information

To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope. The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Delaware law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than December 31, 2012 at the principal executive offices of the Fund at 330 E. 38th Street New York, New York 10016, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 15, 2013.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 330 E. 38th Street, New York, New York 10016, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of the Fund’s Transfer Agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY  11219, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 22 2012: This proxy statement and copies of the Fund’s most recent Annual Report to Stockholders are available at http://www.sec.gov.

Dated: August 8, 2012

EXHIBIT A

This Exhibit A sets forth information regarding the Nominees for election at this meeting, Board and committee meetings and share ownership. The following table presents information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is in care of the Fund at 330 E. 38th Street, Suite 30F, New York, New York 10016. The Nominees will continue to serve as Directors of the Fund after the meeting.

Nominees(a)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex(b) Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
F. Jacob Cherian,(c) 46 Suhel Kanuga,(c) 37

Chairman, Chief Executive Officer, Principal Executive Officer &

 Interested Director

President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary and Interested Director

		1 year term; served since inception. 1 year term; served since inception

Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.

				1 1	Director, SMC, since January 2008. Director, SMC, since January 2008
Gul Asrani,(d) 73	Independent Director	1 year term; served since inception.	Managing Director and Chairman, Kaymo Industries (manufacturing), since 1959; Partner, Kaymo Fasteners Co. (manufacturing and distribution) since 1996	1	Director, Shree Laxmi Wollen Mills Estate Ltd.
Thomas Mathew, 69	Independent Director	1 year term; served since Jan. 25, 2008.	Retired.	1	None.
C.P. Krishnan Nair, 89	Independent Director	1 year term; served since inception.	Founder and Chairman, Leela Hotel Group, since 1957.	1	Leela Hotel Group

(a) “Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the Fund.

(b) The term “Fund Complex” as used herein references the Fund and no other registered investment companies.

(c) Each of Messrs. Cherian and Kanuga is an “Interested Person” of the Fund due to his position as an officer of the Fund.

(d) The Director has authorized the Fund as agent in the United States to receive notice. The Fund’s address is: c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 27B, New York, New York 10016.

Board Leadership Structure.  The Company is led by F. Jacob Cherian and Suhel Kanuga. Mr. Cherian has served as the Chairman of the Board and Chief Executive Officer (principal executive officer) and Mr. Kanuga has served as President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer and Secretary since December 2007.  Each of Messrs. Cherian and Kanuga is an interested person by virtue of his controlling interest in the Company's investment adviser.  The Board of Directors is comprised of Mr. Cherian, Mr. Kanuga and three (3) Independent Directors (i.e. those who are not "interested persons" of the Company, as defined under the 1940 Act).  Governance guidelines provide that the Independent Directors will meet in executive session at each Board meeting and no less than quarterly.

 The Company has an Audit Committee with a separate chair.  The Company does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Company Articles of Incorporation, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Company believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Company believes that its Chairman, together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Company, its Fund and each shareholder.

Board Risk Oversight.  The Board of Directors is comprised of Mr. Cherian, Mr. Kanuga and three (3) Independent Directors with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Kanuga in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Director Qualifications.  Generally, the Company believes that each Director is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Cherian has over 18 years of experience in financial services, accounting, valuation and international businesses.  Mr. Cherian holds a Bachelor's degree from Queens College and a Master's degree from St. John’s University and is highly skilled in business restructuring, improving business value, cost reduction and off-shoring strategies as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.  He has also worked for KPMG LLP and JP Morgan & Co and also served as Adjunct Professor of International Finance at St. John’s University.  Mr. Kanuga has over twelve years of business experience in the investment management and financial advisory business, holds Bachelor’s degrees in Mathematics and Economics from Lawrence University, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.

 Mr. Gul Asrani has over 42 years of business management, finance and business administration experience.  Mr. Asrani presently serves as Chairman of Kaymo Industries Group, one of the largest industrial fastener companies in India and has a deep understanding of the Indian economy and growing business value in India.  Mr. C.P. Krishnan Nair, a former senior officer of the Indian Navy has over 62 years of experience in management, finance, accounting and international business. Mr. Nair is founder and Chairman of the Leela Hotel Group and has a deep understanding of the Indian economy and growing businesses in India.  Mr. Nair is also the recipientof the prestigious Padma Bhushan, India's highest civilian honor, in 2010, presented by the Honorable President of India, for his exceptional contribution to the nation.  Mr. Thomas Matthew Pulickel has over 41 years international business experience in the automobile industry spanning India, the United States and the Gulf region.  Mr. Pulickel has also served as Senior Adviser to a number of automobile companies on identification of new growth opportunities.  He has a deep understanding of business management and international business practices. The Company does not believe any one factor is determinative in assessing a Director's qualifications, but that collective experience of each Director makes them highly qualified.

 The table below indicates the dollar range of each Nominee’s ownership of shares of the Fund’s Common Stock as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gul Asrani	$10,001-$50,000	N/A
F. Jacob Cherian	Over $100,000	N/A
Suhel Kanuga	Over $100,000	N/A
Thomas Mathew	None	N/A
C.P. Krishnan Nair	$10,001-$50,000	N/A

    No Independent Directors or any of their immediate family members (i.e., spouse, child residing in their household and certain dependents), owned beneficially any interests in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2011.

PERTAINING TO THE BOARD

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The Fund held 2 Board meetings during the last fiscal year.

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The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders

All Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period for which they were Board members.

Compensation Table.

The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended December 31, 2011 was as follows:

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Gul Asrani, Director	$3,000	None	N/A	$3,000(c)
F. Jacob Cherian, Director, Chairman and Chief Executive Officer	$250,000(b)	None	N/A	$250,000(b)
Suhel Kanuga Director, President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer & Secretary	$250,000(b)	None	N/A	$250,000(b)
Thomas Mathew Director and Chairman of the Audit Committee and Nominating and Compensation Committee	$3,000	None	N/A	$3,000(c)
C.P. Krishnan Nair Director	None	None	N/A	None(a)

(a) Mr. Nair has disclaimed any interest in compensation from the Fund to which he is otherwise entitled for his services as Independent Director.

(b) Beginning in 2008, officers of the Fund receive compensation in their capacity as employees of the Fund but do not receive any compensation for their services as Directors of the Fund. This payment may be paid in advance as a lump sum at the option of the officers. The officers received no compensation for their services for the fiscal year ended December 31, 2007. For 2009, Messrs. Kanuga and Cherian have voluntarily deferred 30% of the compensation they are entitled to receive for serving as officers of the Fund until such time as a liquidity event takes place, whereupon the proceeds of such a liquidity event would be used to pay any and all such accumulated deferred compensation. A liquidity event is where the Fund raises additional working capital including through divestment of all or a portion of its investments.  For 2010, Messrs. Kanuga and Cherian have voluntarily deferred 100% of the compensation they are entitled to receive for serving as officers of the Fund until such time as a liquidity event takes place, whereupon the proceeds of such a liquidity event would be used to pay any and all such accumulated deferred compensation. A liquidity event is where the Fund raises additional working capital including through divestment of all or a portion of its investments. For 2011, Messrs. Kanuga and Cherian have each received $125,000, voluntarily deferring 50% of the compensation they are entitled to receive for serving as officers of the Fund until such time as a liquidity event takes place, whereupon the proceeds of such a liquidity event would be used to pay any and all such accumulated deferred compensation. A liquidity event is where the Fund raises additional working capital including through divestment of all or a portion of its investments.

 (c) For 2010,  Messrs. Asrani and Mathew have voluntarily deferred 100% of the compensation they are entitled to receive for serving as directors of the Fund until such time as a liquidity event takes place, whereupon the proceeds of such a liquidity event would be used to pay any and all such accumulated deferred compensation. A liquidity event is where the Fund raises additional working capital including through divestment of all or a portion of its investments.

BENEFICIAL OWNERSHIP OF SHARES

This section sets forth information for the Fund regarding the beneficial ownership of its shares as of August 1, 2012, by the Nominees of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

As of August 1, 2012, the Fund’s Directors and officers, as a group, owned approximately 4.67% of the Fund’s outstanding common stock, and individually, as follows:

Name of Beneficial Owner and Director	Shares of Common Stock Owned	Percent of Shares Owned
F. Jacob Cherian*	170,915	2.08%
Suhel Kanuga*	170,915	2.08%
C.P. Krishnan Nair**	24,067	0.30%
Gul Asrani**	18,008	0.22%
All Directors and executive officers as a group	383,905	4.67%

* Director and officer of the Fund.

** Independent Director of the Fund.

     Based on information provided by the Fund’s transfer agent, Cede & Co. held of record approximately 88.72% of the outstanding Common Stock of the Fund, and no other person directly owned 5% or more of the outstanding shares of Common Stock of the Fund on August 1, 2012.

Based on information obtained by reviewing required filings with the Securities and Exchange Commission on Forms 3 and 4, SC 13D and SC 13G, entities owning 5% or more of the Fund’s common stock have reported their ownership of Fund shares as indicated below. The most recent such filing was made on Form SC 13D/A on February 10, 2012.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership

Fir Tree Master Value Fund, LP and Fir Tree Capital Opportunity Master Fund, LP (1)	1,370,692	16.7%

Hartz Capital, Inc. and Hartz Capital Investments, LLC (2)	1,258,600	13.90%

Pine River Capital Management L.P. (3)	393,787	3.7%

Sanlam Investment Holdings Ltd. (4)	1,360,391	16.55%

Brightline Capital Management, LLC and Edward B. Smith, III (5)	42,500	0.5%

(1)

Based on information contained in Form 3 jointly filed by Fir Tree, L.L.C, Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman on January 28, 2008 and February 10, 2012. Fir Tree, L.L.C. is the general partner of Fir Tree Value Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Value”). Camellia Partners, LLC is the general partner of Fir Tree Capital Opportunity Master Fund, LP, a Cayman Islands exempted limited partnership (“Fir Tree Capital Opportunity”). Fir Tree, Inc. is the investment manager of both Fir Tree Value and Fir Tree Capital Opportunity

(2)	Based on information contained in a Schedule 13G filed by Hartz Capital, Inc. and Hartz Capital Investments, LLC on June 12, 2008.

(3)

Based on information contained in a Schedule 13G jointly filed on January 21, 2010, by Pine River Capital Management L.P., Nisswa Acquisition Master Fund Ltd. and Mr. Brian Taylor, who share voting and investment control over these securities.  Mr. Brian Taylor, serves as a principal of each such company.

(4)

Based on information contained in a Schedule 13D/A jointly filed on April 9, 2010, by Sanlam Investment Holdings Ltd, Sanlam International Investment Partners Limited, and Sanlam Limited, who share voting and investment control over these securities.

(5)

Based on information contained in a Schedule 13G/A filed jointly on February 11, 2011, by Brightline Capital Management, LLC, Nick Kehra, and Edward B. Smith, III.  Mr. Smith has exclusive voting rights over 42,500 shares.

* Director and officer of the Fund.

** Independent Director of the Fund.

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Section 16(a) Beneficial Ownership Reporting Compliances

•

To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2011. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

REPORT OF THE AUDIT COMMITTEE Millennium India Acquisition Company, Inc. (the “Fund”)

     The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

     The committee discussed with the independent auditors the overall scope and plan for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Funds be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2011.

Thomas Matthew, Audit Committee Chair Gul Asrani, Audit Committee Member	C.P. Krishnan Nair, Audit Committee Member

EXHIBIT C

AUDIT COMMITTEE CHARTER

MILLENIUM INDIA ACQUISITION COMPANY, INC.

Audit Committee Charter

Adopted January 17, 2008

The Board of Directors (the “Board”) of Millennium India Acquisition Company Inc. (the “Fund”) hereby adopts the following as the governing principles of the Audit Committee of the Fund.

Membership.

The Audit Committee shall consist of two or more members appointed by the Board. Audit Committee members serve at the pleasure of the Board. Each member of the Audit Committee must be “disinterested.” For purposed of this charter, a “disinterested” Director means a Director who is not an “interested person” of the Fund, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Unless a Chairperson is designated by the Board, the Audit Committee may elect from its own members a Chairperson. The Chairperson (if any) presides over each meeting of the Audit Committee.

Principal Responsibilities.

The principal responsibilities of the Audit Committee shall include:

•

Overseeing the Fund’s accounting and auditing processes.

•

Serving as the Fund’s qualified legal compliance committee, and in such capacity, the Audit Committee is authorized to: receive in confidence, consider and, if appropriate, investigate in its capacity as a qualified legal compliance committee any report by (i) an attorney of a material violation of an applicable United States federal or state securities law, or a similar material violation of any United States or state law by the Fund (or any officer, director, or employee or agent of the Fund) (a “material violation”), or (ii) a report under the Fund’s Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). At the conclusion of an investigation of a reported violation of the Code, the Audit Committee shall make a report to the Board, which shall include a recommendation of an appropriate action if such violation is determined to have occurred. At the conclusion  of any investigation of a material violation, and (ii) to inform the chief executive officer of the Fund and the Board of any such  investigation and the appropriate remedial measures to be adopted. With respect to a report of a material violation, the Audit Committee is further authorized to take all other appropriate action, including notification to the Securities and Exchange Commission in the event the Fund fails in any material respect to implement an appropriate response recommended by the Audit Committee

•

Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•

Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence.

•

Approving all audit and non-audit services an independent auditor provides to the Fund (and certain Fund service providers) as required by and in accordance with applicable law. The Audit Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Audit Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Audit Committee, in accordance with applicable law.

•

Serving as a channel of communication between an independent auditor and the Directors

•

Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Fund that are material to a Fund, if any, and management’s responses to any such reports.

•

Meeting with the Fund’s accounting provider, if any, to discuss their role in the audit and any report they may wish to make with respect hereto.

•

Reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Audit Committee should review any unusual circumstances reflected in the Fund’s financial statements.

•

Considering, in consultation with the independent auditors’ report on the adequacy of the Fund’s internal financial controls.

•

Reviewing, in consultation with the Fund’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•

Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditors, the Audit Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the form’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Audit Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Internal Controls.

The Audit Committee shall periodically review the internal controls of, and other procedures adopted by, the Fund, including those procedures (if any) relating to: (i) the valuation of securities (including securities for which market quotations are not readily available, such as interests in hedge funds) and the computation of the Fund’s net asset value; (ii) the pricing services used by the Fund; and (iii) the liquidity of other restricted securities held by the Fund.

Meetings

The Committee shall meet at least one time each year and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members, Any action of the Committee with respect to the Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

EXHIBIT D

NOMINATING AND COMPENSATION COMMITTEE CHARTER

MILLENIUM INDIA ACQUISITION COMPANY, INC.

Nominating and Compensation Committee Charter

Adopted January 17, 2008

The purpose of the Nominating and Compensation Committee of the Board of Directors of the Fund (the “Board”) is to review matters pertaining to the composition, committees, compensation and operations of the Boards. Members of the Committee may not be “interested persons” of the Fund; as such term is defined in the Investment Company Act of 1940, as amended (“interested Persons”).1

The Nominating and Compensation Committee shall consist of two or more members appointed by the Board. Unless a Chairperson is designated by the Board, the Nominating and Compensation Committee may elect from its own members a Chairperson. The Chairperson (if any) presides over each meeting of the Nominating and Compensation Committee.

The Committee shall have the following duties and powers:

•

To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

•

To review policy matters affecting the operation of the board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

•

To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board to the Boards as deemed appropriate by the Committee.

•

To evaluate periodically the compensation of the members of the Boards and make such recommendations to the Boards as deemed appropriate by the Committee.

•

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to the Fund may be taken without a meeting if at least a majority of the members of the Committee consent hereto in writing.

1 As contemplated by certain rules inter the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

ANNUAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

October 22, 2012

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote via the phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.SEC.gov

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20500000000000000000 3 102212

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:
This proxy will be voted as specified below with respect to the action to be taken on the following proposal.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To Re-Elect the Fund's Current Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Gul Asrani
- ○ F. Jacob Cherian
- ○ Suhel Kanuga
- ○ Thomas Mathew
- ○ C.P. Krishnan Nair

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To transact such other business as may properly come before the Annual Meeting. Management knows of no other such business.

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "for" each Proposal.

By signing and dating this card, you authorize the proxies to vote on each Proposal as marked. If not marked, the proxies will vote "for" each Proposal and as they see fit on any other matter as may properly come before the annual meeting. If you do not intend to personally attend the annual meeting, please complete and mail this card at once in the enclosed envelope.

Please refer to the proxy statement discussion of these matters.

This proxy is solicited on behalf of the Fund's Board of Directors, who unanimously recommends that you vote in favor of the Proposal.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.